Item 77 Q1(e)


FEDERATED MUNICIPAL TRUST
INVESTMENT ADVISORY CONTRACT

This Contract is made between FEDERATED MANAGEMENT, a Delaware business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Adviser"), and FEDERATED MUNICIPAL TRUST, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

WHEREAS Adviser is engaged in the business of rendering investment advisory and incurred management services.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	The Trust hereby appoints Adviser as Investment Adviser
for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

2.	Adviser, in its supervision of the investments of each of the
Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

3.	Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses;
reports to shareholders and governmental officers and commissions;
expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

	4.	Each of the Funds shall pay to Adviser, for all services
rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

	5.	The net asset value of each Fund's Shares as used herein
will be calculated to the nearest 1/10th of one cent.

	6.	The Adviser may from time to time and for such periods
as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

	7. 	This Contract shall begin for each Fund on the date
that it executes an exhibit to this Contract. This Contract shall remain in effect for each Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party, (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

	8. 	Notwithstanding any provision in this Contract, it may be
terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

	9.	This Contract may not be assigned by Adviser and shall
automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

	10.	In the absence of willful misfeasance, bad faith,
gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

	11.	This Contract may be amended at any time by agreement
of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

     12. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular \Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

	13.	The Trust and the Funds are hereby expressly put on
notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agrees that the obligations assumed by the Adviser pursuant to this Contract shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, the Trust and the Funds shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the Trustees, officers, employees, or agents of the Adviser, or any of them.

	14.	This Contract shall be construed in accordance with
and governed by the laws of the Commonwealth of Pennsylvania.

	15.	This Contract will become binding on the parties
hereto upon their execution of the attached exhibits to this Contract.



EXHIBIT A

PENNSYLVANIA MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 25th day of October, 1990.

Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/Richard B. Fisher
	Secretary			Vice President



EXHIBIT B

CONNECTICUT MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 25th day of October, 1990.


Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/Richard B. Fisher
	Secretary			Vice President


EXHIBIT C

MASSACHUSETTS MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 25th day of October, 1990.

Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/Richard B. Fisher
	Secretary																Vice President



EXHIBIT D

MINNESOTA MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.


	Witness the due execution hereof this 31st day of August, 1990.

Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/Richard B. Fisher
	Secretary			Vice President




EXHIBIT E

NEW JERSEY MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 10th day of December, 1990.


Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/John A. Staley, IV
	Secretary			Vice President




EXHIBIT F

OHIO MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 26th day of March, 1991.


Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/Mark L. Mallon
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/Richard B. Fisher
	Secretary			Vice President







EXHIBIT G
to the
Investment Advisory Contract

VIRGINIA MUNICIPAL CASH TRUST

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

	Witness the due execution hereof this 1st day of June, 1993.


Attest:	FEDERATED MANAGEMENT



/s/John W. McGonigle		By:/s/John A. Staley, IV
	Secretary
					President


Attest:	FEDERATED MUNICIPAL TRUST



/s/John W. McGonigle		By:/s/J. Christopher Donahue
	Secretary			Vice President




EXHIBIT H
to the
Investment Advisory Contract

Alabama Municipal Cash Trust

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of December, 1993.



Attest: 	FEDERATED MANAGEMENT



/s/John W. McGonigle		By: /s/William D. Dawson
	Secretary		Senior Vice President



Attest: 	FEDERATED  MUNICIPAL TRUST



/s/G. Andrew Bonnewell		By: /s/J. Christopher Donahue
	Assistant Secretary		Vice President



EXHIBIT I
to the
Investment Advisory Contract

North Carolina Municipal Cash Trust

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this 1st day of December, 1993.



Attest: 	FEDERATED MANAGEMENT



/s/John W. McGonigle		By: /s/William D. Dawson
	Secretary			Senior Vice President



Attest: 	FEDERATED  MUNICIPAL TRUST



/s/G. Andrew Bonnewell		By: /s/J. Christopher Donahue
	Assistant Secretary		Vice President



EXHIBIT J
to the
Investment Advisory Contract

Maryland Municipal Cash Trust

     For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

     The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.
Witness the due execution hereof this 1st day of March, 1994.



Attest:                           FEDERATED MANAGEMENT




/s/JohnW. McGonigle_________By:/s/Richard B. Fisher_________

	Secretary	   Executive Vice President



Attest:                         FEDERATED  MUNICIPAL TRUST



/s/G. Andrew Bonnewell____________By:/s/J.ChristopherDonahue________
	Assistant Secretary				Vice President




EXHIBIT K
to the
Investment Advisory Contract

New York  Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of March, 1994.


Attest:	FEDERATED MANAGEMENT



/s/ John W. McGonigle		By: /s/ William D. Dawson, III
	Secretary		Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/ S. Elliott Cohan		By: /s/ Edward C. Gonzales
	Assistant Secretary	Vice President



EXHIBIT L
to the
Investment Advisory Contract

California Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of March, 1994.


Attest:	FEDERATED MANAGEMENT



/s/ John W. McGonigle		By: /s/ William D. Dawson, III
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/ S. Elliott Cohan		By: /s/ Edward C. Gonzales
	Assistant Secretary	Vice President






EXHIBIT M
to the
Investment Advisory Contract

Florida Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of September, 1994.


Attest:	FEDERATED MANAGEMENT



/s/ John W. McGonigle		By:/s/ William D. Dawson, III
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/ S. Elliott Cohan		By:/s/ J. Christopher Donahue
	Assistant Secretary	Vice President


EXHIBIT N
to the
Investment Advisory Contract

Georgia Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1%
 of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of June, 1995.


Attest:	FEDERATED MANAGEMENT



/s/ John W. McGonigle		By: /s/ William D. Dawson, III
John W. McGonigle	William D. Dawson, III
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/ S. Elliott Cohan		By:  /s/ J. Christopher Donahue
S. Elliott Cohan	J. Christopher Donahue
	Assistant Secretary	Vice President


EXHIBIT O
to the
Investment Advisory Contract

Michigan Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of June, 1995.


Attest:	FEDERATED MANAGEMENT



/s/ John w. McGonigle		By:  /s/ William D. Dawson, III
John W. McGonigle		William D. Dawson, III
	Secretary		Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST



/s/ S. Elliott   Cohan		By:  /s/ J. Christopher Donahue
S. Elliott Cohan		J. Christopher Donahue
Assistant Secretary	Vice President


EXHIBIT P
to the
Investment Advisory Contract

Tennessee Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of March, 1996.


Attest:	FEDERATED MANAGEMENT


/s/ Stephen A. Keen		         /s/ William D. Dawson, III
		By:
Stephen A. Keen				William D. Dawson, III
	Secretary			Executive Vice President


Attest:	FEDERATED MUNICIPAL TRUST


/s/ S. Elliott Cohan	          /s/ Richard B. Fisher
		By:
S. Elliott Cohan		Richard B. Fisher
Assistant Secretary		Vice President




EXHIBIT Q
to the
Investment Advisory Contract

Arizona Municipal Cash Trust

	For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

	The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall be paid to Adviser daily.

	Witness the due execution hereof this 1st day of March, 1998.


FEDERATED MANAGEMENT


By: /s/ Stephen A. Keen
Name: Stephen A. Keen
Title:  Vice President



FEDERATED MUNICIPAL TRUST


By:  /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title:  Executive Vice President